                                                                   EXHIBIT 10.27


                              KINGDOM OF CAMBODIA
                              -------------------
                             NATION RELIGION KING
                             --------------------


                               MINISTRY OF POSTS
                            AND TELECOMMUNICATIONS



                                    LICENSE
                                    -------


                                    FOR THE
                          PROVISION AND OPERATION OF
                        A CDMA BASED TELECOMMUNICATIONS
                                    SYSTEM


                                    WITHIN
                            THE KINGDOM OF CAMBODIA


                              ISSUED AND GRANTED


                                      BY
             THE MINISTRY OF POSTS AND TELECOMMUNICATIONS (MPTC)


                                      TO
                       AMERICAN CAMBODIAN TELECOM, LTD.

TABLE OF CONTENTS

1.    CDMA  SYSTEM                                           2
2.    ALLOCATION OF RADIO SPECTRUM                           2
3.    SYSTEM LINKS                                           3
4.    INTERNATIONAL TRAFFIC                                  4
5.    COMPLEMENTARY AND VALUE ADDED SERVICES                 4
6.    COVERAGE                                               4
7.    INTERNATIONAL STANDARDS                                5
8.    TERMINAL EQUIPMENT                                     5
9.    INTERCONNECTION                                        6
10    ALLOCATION OF NUMBER                                   6
11.   DIRECTORY INFORMATION                                  6
12.   EMERGENCY SERVICES                                     7
13.   PERFORMANCE GUARANTEES                                 7
14.   SECURITY ASPECTS                                       8
15.   RELATIONS WITH CUSTOMERS                               8
16.   TARIFF AND BILLING                                     9
17.   ACCOUNTING SETTLEMENTS                                 9
18.   PROVISION OF INFORMATION                              10
19.   FISCAL AND ADMINISTRATIVE MATTERS                     11
20.   LICENSE TERMS                                         11
21.   CONFIDENTIALITY                                       12
22.   APPLICABLE LEGISLATION                                13
23.   GENERAL                                               13


                                    LICENSE
                                    -------


                      FOR THE PROVISION AND OPERATION OF
                 A CODE DIVISION MULTIPLE ACCESS (CDMA) BASED
                    TELECOMMUNICATIONS SYSTEM (HEREINAFTER
                             "CDMA SYSTEM" WITHIN
                            THE KINGDOM OF CAMBODIA



THIS LICENSE IS GRANTED ON THE 26TH DECEMBER, 1996, WHEREBY:


THE MINISTRY OF POSTS AND TELECOMMUNICATIONS OF THE KINGDOM OF CAMBODIA (MPTC) HEREBY GRANTS A LICENSE TO PROVIDE AND OPERATE A CDMA BASED TELECOMMUNICATIONS SYSTEM (HEREINAFTER "LICENSE") WITHIN THE KINGDOM OF CAMBODIA TO:

AMERICAN CAMBODIAN TELECOM, LTD., (HEREINAFTER "PORTACOM"), A TO BE FORMED CAMBODIAN LIMITED LIABILITY COMPANY INCORPORATED UNDER THE LAWS OF THE KINGDOM OF CAMBODIA, WHOSE PRINCIPAL SHAREHOLDERS ARE:

          PORTACOM WIRELESS, INC. AND

          KHMER SAMEKY TELECOM CO., LTD; AND

          MINISTRY OF POSTS AND TELECOMMUNICATIONS (MPTC)

THE LICENSE IS GRANTED SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:


1.   THE CDMA SYSTEM

THE CDMA SYSTEM IS DESCRIBED HEREIN AS:

A.   CDMA TECHNOLOGY IS DEFINED AS CODE DIVISION MULTIPLE ACCESS
     TELECOMMUNICATIONS TECHNOLOGY AND OR OTHER PCS EQUIVALENT ADVANCED TECHNOLOGY OPERATED ON THE 1900 MHZ FREQUENCY BAND;


B. IN THE DEVELOPMENT OF THIS CDMA SYSTEM, PORTACOM SHALL HAVE THE RIGHT TO INSTALL AND OPERATE BASE STATIONS, CELLULAR SWITCH EXCHANGES AND ANY OTHER FACILITIES AND EQUIPMENT DIRECTLY INVOLVED IN THE PROVISION DEVELOPMENT AND OPERATION OF A PCS 1900 BASED MOBILE CELLULAR SYSTEM, NOT INCLUDING THE WIRELESS LOCAL LOOP (WLL) SYSTEM;

C.  THE LICENSE COVERS THE ENTIRE TERRITORY OF THE KINGDOM OF CAMBODIA.


2.  ALLOCATION OF RADIO SPECTRUM


A. PORTACOM WILL HAVE USE, DURING THE VALIDITY OF THE LICENSE, AND ANY EXTENSION THEREOF, OF FREQUENCIES WITHIN THE BANDS 1900 MHZ TO OPERATE THE CDMA SYSTEM. MPTC UNDERTAKES THAT THERE WILL BE NO INTERFERENCE WITHIN THESE BANDS 1870 - 1879.8 MHZ AND 1950- 1959.8 MHZ OR A MINIMUM WORKABLE FREQUENCY FOR CDMA SYSTEM WITH PCS 1900 ASSIGNED TO PORTACOM;

B. THE FOLLOWING ARE THE INITIAL NON-EXCLUSIVE MICROWAVE FREQUENCY ALLOCATIONS AND ASSIGNMENTS OF THE LICENSE:

    I.   LONG HAUL:          THE 7 OR 8 GHZ BAND AND THE 2 GHZ BAND.
    II.  SHORT HAUL:         15 GHZ BAND (14400-15350 MHZ).

    THE FREQUENCY ASSIGNMENT SHALL BE MADE ON A CASE BASIS AND SUCH APPROVAL WOULD NOT BE UNREASONABLY WITHHELD.

C. ADDITIONAL BANDWITH FOUND TO BE NEEDED TO EXPAND AND ENHANCE THE CDMA SYSTEM WILL NOT BE UNREASONABLY WITHHELD BY THE MPTC.

D. PORTACOM WILL RECEIVE ADDITIONAL BANDS AS REQUIRED FOR CAPACITY REASONS, AND/OR TO PROVIDE NEW CDMA SYSTEM RELATED SERVICES THAT MAY BE DEVELOPED THROUGH NEW TECHNOLOGY, IF THE FREQUENCIES ARE AVAILABLE;

E. PORTACOM SHALL PAY FOR THE FREQUENCY AS CONTAINED IN THE GENERAL TARIFF OF MPTC.

F. FOR THE ALLOCATION OF ADDITIONAL MICROWAVE FREQUENCIES, APPROVED BY MPTC, PORTACOM SHALL NOTIFY THE MPTC, NOT LATER THAN THREE (3) MONTHS PRIOR TO THE START OF INSTALLATION OF THE SYSTEM EQUIPMENT, OF THE APPLICABLE OPERATING PARAMETERS (E.G. PREFERRED FREQUENCIES, TRANSMISSION POWER, ANTENNA SITES AS WELL AS TYPES, HEIGHT AND OTHER PERTINENT INFORMATION) NECESSARY FOR CO-ORDINATION OF FREQUENCY ALLOCATIONS. THE MPTC WILL RESPOND WITHIN THIRTY
    (30) DAYS, TO SUCH REQUEST.


3.  SYSTEM LINKS


A. PROVIDED THAT THE MPTC HAS SUITABLE EXCESS TRANSMISSION CAPACITY EXISTING BETWEEN TWO LOCATIONS, PORTACOM SHALL HAVE THE RIGHT TO LEASE SUCH CAPACITY WHEN PORTACOM EXPANDS THE CDMA SYSTEM COVERAGE. WITHIN AN APPROPRIATE PERIOD OF TIME, (NOT TO EXCEED 90 DAYS AFTER PORTACOM'S FORMAL REQUEST TO THE MPTC) PORTACOM HAS THE RIGHT TO INSTALL AND OPERATE ANY TRANSMISSION INFRASTRUCTURES THAT IT MAY REQUIRE FOR USE SOLELY WITHIN ITS OWN SYSTEM. THE TRANSMISSION INFRASTRUCTURE MAY CONSIST OF MICROWAVE, SATELLITE, OR CABLE SYSTEMS OR ANY OTHER APPROPRIATE TECHNOLOGY CONSISTENT WITH ITU STANDARDS, OR SUCH STANDARDS THAT MIGHT BECOME AVAILABLE WITH TECHNOLOGICAL DEVELOPMENTS.

C. PORTACOM HAS THE ADDITIONAL RIGHT TO LEASE THE TRANSMISSION CAPACITY OF OTHER PUBLIC NETWORK OPERATORS TO UNDERTAKE THESE CONNECTIONS.


4.  INTERNATIONAL TRAFFIC


    PORTACOM SHALL HAVE THE RIGHT TO PROVIDE INTERNATIONAL TELEPHONE SERVICE TO ITS CUSTOMERS BY MEANS OF INTERCONNECTION TO THE PUBLIC SWITCHED TELEPHONE NETWORK (PSTN) AND/OR OTHER AUTHORIZED INTERNATIONAL GATEWAYS (ISC).


5.  COMPLEMENTARY AND VALUE ADDED SERVICES


    PORTACOM WILL OFFER A STANDARD RANGE OF BASIC CELLULAR SERVICES TO ITS CUSTOMERS, WHICH WILL INCLUDE VOICE, DATA ( FOR CDMA PCS 1900 SYSTEM), AND FACSIMILE (SERVICE). PORTACOM MAY ALSO, AND SUBJECT TO MPTC APPROVAL, OFFER ADDITIONAL VALUE ADDED SERVICES AS DEVELOPED OVER TIME.


6.  COVERAGE


A. PORTACOM WILL SUBMIT A ROLL OUT SCHEDULE DEFINING COVERAGE TARGETS TO MPTC FOR ITS INFORMATION AND COMMENT.

B. PORTACOM SHALL PREPARE AND SUBMIT TO MPTC BEFORE THE END OF EACH CALENDER YEAR ITS CURRENT FIVE-YEAR BUSINESS AND DEVELOPMENT PLAN.


7.  INTERNATIONAL STANDARDS


    PORTACOM SHALL APPLY ACCEPTED INTERNATIONAL STANDARDS, INCLUDING BUT NOT LIMITED TO THOSE OF THE ITU, FOR THE CONSTRUCTION AND OPERATION OF THE CDMA SYSTEM. IN THE ABSENCE OF SUCH STANDARDS, PORTACOM SHALL, TO THE EXTENT PRACTICAL, FOLLOW PREVAILING AND ACCEPTED INTERNATIONAL PRACTICES. PORTACOM, AND SUBJECT TO MPTC APPROVAL, MAY SUBSTITUTE OR COMPLEMENT EXISTING TECHNOLOGY WITH SUCH TECHNOLOGY THAT MIGHT BE DEVELOPED AND BECOME AVAILABLE LATER DURING THE VALIDITY OF THIS LICENSE.


8.  TERMINAL EQUIPMENT


A. PORTACOM SHALL ENSURE THAT ONLY TERMINAL EQUIPMENT WHICH COMPLIES WITH CDMA SYSTEM STANDARDS, IS CONNECTED TO THE SYSTEM.

B. PORTACOM MAY REFUSE TO TRANSMIT CALLS OR OTHER COMMUNICATIONS ON ITS CDMA SYSTEM WHERE TERMINAL OR OTHER EQUIPMENT MAY CAUSE DAMAGE OR INTERFERENCE.

C. PORTACOM SHALL BE OBLIGED TO CONNECT TERMINAL EQUIPMENT THAT MEETS THE CDMA SYSTEM STANDARDS, COMPLY WITH PORTACOM'S REGISTRATION REGULATION AND IS LEGALLY IMPORTED INTO CAMBODIA UNDER PROPER CUSTOMS FORMALITY AND WHICH IS NOT NECESSARILY PROCURED THROUGH PORTACOM.

D. PORTACOM SHALL HAVE THE RIGHT TO SELL TO CUSTOMERS ANY AND ALL TYPES OF TERMINALS, DEVICES AND HANDSETS FOR USE THE CDMA PCS 1900 SYSTEM.


9.  INTERCONNECTION


A. PORTACOM SHALL BE ENTITLED TO INTERCONNECT THE CDMA SYSTEM WITH THE PSTN AND OTHER TELECOMMUNICATION OPERATOR NETWORKS AS CONTAINED IN THE MPTC INTERCONNECT REGULATION AND/OR, IF NECESSARY, A SEPARATE INTERCONNECT AGREEMENT WITHIN THREE MONTHS OF THE GRANTING OF THE LICENSE.

B. MPTC WILL PROVIDE SUFFICIENT CAPACITY FOR PORTACOM'S CDMA SYSTEM'S REQUIREMENTS AT THE LOCAL TRUNK AND INTERNATIONAL LEVEL AT ALL TIMES.


10. ALLOCATION OF NUMBER


A. PORTACOM SHALL BE ASSIGNED A UNIQUE AND EXCLUSIVE ACCESS CODE FOR THE OPERATION OF ITS CDMA SYSTEM WITHIN THE FRAMEWORK OF THE MPTC'S NATIONAL NUMBERING PLAN.

B. PORTACOM SHALL APPLY FOR AND BE GRANTED SUFFICIENT TELEPHONE NUMBERS BY MPTC TO FULFILL ITS REQUIREMENTS FOR THE DURATION OF LICENSE.


11. DIRECTORY INFORMATION


A. PORTACOM SHALL USE ITS BEST ENDEAVORS TO ENSURE THAT ITS CUSTOMERS HAVE ACCESS TO THE DIRECTORY ASSISTANCE SERVICES OF OTHER CAMBODIAN TELECOMMUNICATIONS PROVIDERS.

B. PORTACOM SHALL FURNISH ALL APPROPRIATE INFORMATION CONCERNING ITS CUSTOMERS TO MPTC FOR PUBLICATION IN THE NATIONAL TELEPHONE DIRECTORY EXCEPT WHERE PORTACOM'S CUSTOMERS HAVE REQUESTED THAT SUCH INFORMATION REMAIN CONFIDENTIAL.


12. EMERGENCY SERVICES

A. PORTACOM WILL PROVIDE ITS CUSTOMERS ACCESS TO THE NATIONAL EMERGENCY SERVICES IN CAMBODIA FREE OF CHARGE VIA INTERCONNECTION WITH THE PSTN.

B. AS ALLOWED BY THE CUSTOMER'S EQUIPMENT, ALL EMERGENCY CALLS ORIGINATING ON THE CDMA SYSTEM WILL BE ACCEPTED.


13. PERFORMANCE GUARANTEES


A. PORTACOM AGREES TO ESTABLISH A RELIABLE CONTROL AND QUALITY MEASUREMENT SYSTEM FOR ITS SERVICES TO ENSURE COMPLIANCE WITH ITU AND OTHER ESTABLISHED STANDARDS AND PRACTICES, OR DEVELOPING TECHNOLOGY THAT BECOMES COMMERCIALLY AVAILABLE AND REASONABLY SATISFACTORY TO THE MPTC.

B.  PORTACOM SHALL DEMONSTRATE ITS ABILITY TO COMPLY WITH THE FOLLOWING
    REQUIREMENTS:

    I) THE CDMA MOBILE CELLULAR OPERATION MUST BE DESIGNED TO PROVIDE SERVICE ON A CONTINUOUS BASIS 24 HOURS A DAY, 365 DAYS A YEAR;

    II) PORTACOM WILL HAVE AN OBLIGATION TO ENSURE THAT ALL NETWORK FAILURES WILL BE RECTIFIED AND SERVICE RESTORED WITHOUT UNDUE DELAY.

    III) THE GENERAL SERVICE QUALITY SHALL BE ACCEPTABLE IN ACCORDANCE WITH ETSI (EUROPEAN TECHNICAL STANDARD INSTITUTE) OR EQUIVALENT AMERICAN INSTITUTE FOR CDMA STANDARDS.

    IV) PORTACOM WILL USE ITS BEST ENDEAVORS TO MINIMIZE DOWN-TIME FOR ESSENTIAL MAINTENANCE AND SYSTEM DEVELOPMENT.


14. SECURITY ASPECTS


A. IN ACCORDANCE WITH CAMBODIAN LAW, AND DULY REQUESTED BY THE RELEVANT AUTHORITY(IES), PORTACOM SHALL PROVIDE THE FACILITIES TO MONITOR THE COMMUNICATIONS, THE COST FOR THIS IS TO BE BORN BY THE RESPECTIVE AUTHORITY(IES).

B. IN THE EVENT OF A BONA FIDE NATIONAL SECURITY CRISIS, AND AT THE REQUEST OF THE RELEVANT AUTHORITY(IES) AND IN COMPLIANCE WITH CAMBODIA LAW, THE CDMA SYSTEM SERVICES AND CAPACITIES SHALL BE PUT AT THEIR DISPOSAL TO THE EXTENT NECESSARY. HOWEVER, THE INCOME DERIVED FROM NORMAL COMMERCIAL COMMUNICATIONS DURING ANY SUCH PERIOD OF CRISIS SHALL NEVERTHELESS BE COLLECTED AND SHALL CONSTITUTE PORTACOM REVENUE


15. RELATIONS WITH CUSTOMERS


A. PORTACOM SHALL MAKE ITS SERVICES AVAILABLE TO THE GENERAL PUBLIC ON FAIR REASONABLE BASIS AND TERMS; PORTACOM SHALL ALSO PROVIDE ITS SERVICES ON A NON-DISCRIMINATORY BASIS.

B. PORTACOM SHALL OFFER A SERVICE AGREEMENT TO ALL OF ITS CUSTOMER ESTABLISHING TERMS AND CONDITIONS OF SERVICE IN ACCORDANCE WITH THE LICENSE.


16. TARIFF AND BILLING


A. TARIFFS FOR SERVICES PROVIDED IN THE CDMA SYSTEM WILL BE DETERMINED BY PORTACOM WITHIN THE REGULATION SET BY MPTC.

B. PORTACOM SHALL PUBLISH THE TARIFFS TERMS AND CONDITIONS FOR ITS STANDARD AND SERVICE AT LEAST ONCE A YEAR AND SHALL KEEP ITS CUSTOMERS CONTINUALLY INFORMED OF ANY CHANGES THEREOF.

C. THE PORTACOM BILLING SYSTEM SHALL COMPILE DATA ABOUT ITS CUSTOMER'S USE OF THE CDMA SYSTEM'S SERVICES INCLUDING THE CALLING AND CALLED NUMBERS AND THE DATE, TIME AND DURATION OF CALLS AS WELL AS ANY OTHER INFORMATION CONSIDERED OF VALUE. SUCH INFORMATION SHALL BE AVAILABLE TO THE CUSTOMERS CONCERNED, INCLUDING THE INTERCONNECTED OPERATORS/NETWORKS.

D. PORTACOM IS AUTHORIZED TO DIRECTLY INVOICE AND COLLECT FOR ALL SERVICES PROVIDED TO ITS CUSTOMERS.

E. PORTACOM MUST SUBMIT THE UNAUDITED BALANCE SHEET OF THE COMPANY TO MPTC EVERY THREE (3) MONTHS.


17. ACCOUNT SETTLEMENTS


A. PORTACOM SHALL MAKE PAYMENTS FOR ITS USE OF THE MPTC NETWORK AND FACILITIES INCLUDING INTERNATIONAL TRAFFIC WITHIN TWO (2) MONTHS AFTER THE INVOICE DATE.

B. PORTACOM SHALL MAKE PAYMENTS TO MPTC FOR THE REVENUE AND PROFIT SHARING WITHIN THREE (3) MONTHS AFTER THE FINAL AUDIT OF THE FINANCIAL STATEMENTS IS COMPLETED.

C. PENALTY PAYMENTS SHALL BE MADE BY PORTACOM FOR LATE PAYMENT AS DETERMINED BY THE MINISTRY OF FINANCES GUIDELINES.

D. IF PAYMENTS ARE NOT MADE WITHIN SIX (6) MONTHS FROM THE DUE DATE WITHOUT REASONABLE CAUSE THE MPTC MAY, AT ITS OWN DISCRETION, SUSPEND PORTACOM OPERATIONS.


18. PROVISION OF INFORMATION

A. PORTACOM WILL PROVIDE TO MPTC WITH TECHNICAL, ADMINISTRATIVE AND FINANCIAL INFORMATION REASONABLY REQUIRED FOR THE CONTROL OF AND COMPLIANCE WITH THE TERMS OF THE LICENSE.

B. PORTACOM SHALL PRODUCE A YEARLY AUDITED REPORT IN ACCORDANCE WITH ESTABLISHED INTERNATIONAL ACCOUNTING PRACTICES THAT MEET THE REQUIREMENTS OF THE CONCERNED CAMBODIA FISCAL AND FINANCIAL AUTHORITIES, AND SHALL SUBMIT THE SAME TO MPTC.

C. ALL INFORMATION THAT MPTC OBTAINS, REGARDING PORTACOM, ITS OPERATIONS AND/OR THE CDMA SYSTEM, IS PRIVILEGED AND CONFIDENTIAL AND SHALL BE TREATED AS SUCH AND KEPT CONFIDENTIAL WITH THE EXCEPTION OF SUCH INFORMATION THAT MUST BE DISCLOSED ACCORDING TO CAMBODIAN LAW.


19. FISCAL AND ADMINISTRATIVE MATTERS


    TO THE EXTENT ALLOWED BY CAMBODIAN LAWS, RULES AND REGULATIONS, MPTC UNDERTAKES TO ASSIST IN OBTAINING APPROVALS FOR THE FOLLOWING:

    I)   WORKING PERMITS FOR NON-CAMBODIAN STAFF AS REQUIRED BY PORTACOM;

    II)  DUTY-FREE IMPORT OF NECESSARY TELECOMMUNICATIONS EQUIPMENT;

    III) ASSIST WHERE POSSIBLE, WITH THE RECRUITING OF VARIOUS CATEGORIES OF QUALIFIED CAMBODIAN MANAGEMENT AND WORKING PERSONNEL.


20. LICENSE TERMS


    20.1 DURATION

    THE LICENSE SHALL BE VALID FOR A TOTAL OF TWENTY FIVE (25) YEARS FROM THE ORIGINAL CONTRACT DATE, WHICH IS 26TH DECEMBER, 1996.

    20.2 EXTENSION

    PRIOR TO THE END OF TWENTY FIVE (25) YEARS LICENSE PERIOD, PORTACOM MAY WRITE TO MPTC FOR AN EXTENSION OF THE LICENSE, IF IT SO DESIRES.

    20.3  ASSIGNMENT OF RIGHTS

    A. PORTACOM MAY NOT ASSIGN, TRANSFER OR DISPOSE OF THE LICENSE OR THE RIGHTS DERIVED THEREFROM IN FAVOR OF THE THIRD PARTIES WITHOUT THE PRIOR APPROVAL OF MPTC.

    B. SUBJECT TO THE APPROVAL OF MPTC, PORTACOM MAY SUBCONTRACT TO OTHER PARTIES FOR THE PROVISION OF SERVICES AND/OR EQUIPMENT WITH MAY BE PROVIDED BY PORTACOM UNDER THE TERMS OF THIS LICENSE.

    20.4  CDMA SYSTEM OWNERSHIP

    UPON THE EXPIRATION OF THE LICENSE, OR ANY EXTENSION, OR IN THE EVENT OF EARLY TERMINATION OF THE CONTRACT THEREOF, PORTACOM SHALL TRANSFER TITLE TO AND OWNERSHIP OF ALL OF ITS ASSETS TO THE MPTC AT NO COST.


21. CONFIDENTIALITY


A. PORTACOM SHALL ASSURE CONFIDENTIALITY OF INFORMATION RECEIVED FROM OR CONCERNING ITS CUSTOMERS AS WELL AS ANY THIRD PARTIES, AND SHALL NOT DISCLOSE ANY SUCH INFORMATION WITHOUT THE EXPRESS WRITTEN AGREEMENT OF THOSE CONCERNED.

B. CONFIDENTIAL INFORMATION SHALL BE USED EXCLUSIVELY FOR THE PURPOSE FOR WHICH IT WAS DISCLOSED.

C. IN THE EVENT THAT ANY CONFIDENTIAL INFORMATION, AS MENTIONED ABOVE, IS REQUIRED IN ACCORDANCE WITH CAMBODIAN LAW, THIS WILL BE DISCLOSED TO THE RELEVANT AUTHORITY(IES) FOLLOWING DUE FORMAL PROCEDURE.


22. APPLICABLE LEGISLATION


A. PORTACOM'S ACTIVITIES DETERMINED BY THE CONDITIONS OF THIS LICENSE ARE GOVERNED BY CAMBODIAN LEGISLATION AND BY THE TERMS OF THIS LICENSE, AS WELL AS BY ANY PACT, AGREEMENTS AND TREATIES SUBSCRIBED AND RATIFIED BY THE ROYAL GOVERNMENT OF THE KINGDOM OF CAMBODIA.

B. IN THE EVENT OF NEW LAWS OR CHANGES OF INTERPRETATION OF EXISTING LAWS IN ANY ADVERSE WAY AFFECT THE COMMERCIAL OR OPERATING CONDITIONS UNDER THIS LICENSE, THE MPTC AGREES TO MAKE THE NECESSARY ADJUSTMENT TO ENABLE A CONTINUATION OF THE OPERATION OF THE CDMA SYSTEM AND SERVICES UNDER UNCHANGED COMMERCIAL AND OPERATIONAL CONDITIONS.


23. GENERAL


    THIS AGREEMENT HAS BEEN PREPARED IN ENGLISH AND TRANSLATED INTO AVERSION IN KHMER. IN THE EVENT OF ANY DISPUTE AND/OR ARBITRATION CONCERNING THE LICENSE, INCLUDING ANY QUESTION REGARDING ITS EXISTENCE, INTERPRETATION, VALIDITY OR TERMINATION, THE ENGLISH VERSION SHALL CONTROL.



ISSUED BY:    SECRETARY OF STATE
              MINISTRY OF POSTS AND TELECOMMUNICATIONS OF CAMBODIA (MPTC)

BY:  /s/ H. E. SO KHUN
     -----------------------------------
NAME:    H. E. SO KHUN
TITLE:   SECRETARY OF STATE

                              ACCEPTED BY LICENSEE: PORTACOM, LTD.

                              BY: /s/ PAUL R. CARR
                                  --------------------------------
                              AUTHORIZED SIGNATURE OF PAUL R. CARR
                              VICE PRESIDENT AND MANAGING DIRECTOR


                              KHMER SAMEKY TELECOM CO., LTD
                              BY:  /s/ SARUN OEURN
                                 ---------------------------------
                              AUTHORIZED SIGNATURE OF SARUN OEURN
                              PRESIDENT & CEO

                              KINGDOM OF CAMBODIA
                              -------------------
                             NATION-RELIGION-KING
                             --------------------




MINISTRY OF POSTS
AND TELECOMMUNICATIONS
PHNOM PENH

TEL.   426 820




                                  APPENDIX 1
                                  ----------
                 (ATTACHED TO THE JOINT VENTURE AGREEMENT FOR
                   THE PROVISION OF OPERATION OF CDMA BASED
                  TELECOMMUNICATIONS SYSTEM BETWEEN MPTC AND
                            PORTACOM WIRELESS INC.)


THE MINISTRY OF POSTS AND TELECOMMUNICATIONS UNDERTAKES TO GRANT A LICENSE TO PORTACOM FOR THE PROVISION AND OPERATION OF PAGING SERVICE WITHIN THE KINGDOM OF CAMBODIA.

PORTACOM SHALL PAY THE LICENSE FEES AS DETERMINED BY THE MINISTRY OF POSTS AND TELECOMMUNICATIONS.


                                                 DATED 26 DECEMBER 1996
                                                 THE SECRETARY OF STATE



                                                 /s/ SO KHUN
                                                 -----------------------
                                                 SO KHUN